UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 9, 2010

StoneMor Partners L.P.

(Exact name of Registrant as Specified in Charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

StoneMor Partners L.P. (the “Company”) is filing this Current Report on Form 8-K (the “Form 8-K”) to:

•

update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) to reflect the adoption of Accounting Standards Codification (“ASC”) paragraph 805-10-25-13, which relates to the retrospective adjustment of provisional amounts recorded in an acquisition based upon new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date, for acquisitions made during the third quarter of 2009. We had originally recast the 2009 Form 10-K to reflect the adoption of ASC paragraph 805-10-25-13 via a Current report filed on Form 8-K filed on September 14, 2010 (the “September 14, 2010 8-K”) for acquisitions made in the second quarter of 2009.

•

Correct certain mathematical mistakes included in the September 14, 2010 8-K. These mistakes were computational mistakes included in certain information included in the Notes to the Financial Statements and Management’s Discussion and Analysis. All of these mistakes were either footing or presentation errors in tables included in these reports. There were no errors to any amounts related to our financial position, results of operations, cash flows, liquidity or any other financial measures.

The historical financial information in Exhibit 99.1 attached hereto has been revised and updated from its previous presentation to reflect the adoption of ASC paragraph 805-10-25-13 as of and for the year ended December 31, 2009 and to correct the previously mentioned computational errors.

Background on Recasted Amounts

In the third quarter of 2010, the Company received final appraisals of the value of certain cemetery property and property, plant and equipment acquired as part of an acquisition completed in the third quarter of 2009. These appraisals resulted in a decrease in the fair values of these amounts of approximately $3.3 million. The historical financial information in Exhibit 99.1 has been updated to reflect this change as of and for the year ended December 31, 2009. Such changes results in each of the following:

•	A decrease in partners’ capital at December 31 2009 of approximately $3.3 million; and

•	A decrease in income before income taxes and net income for the year ended December 31, 2009 of $3.3 million

Summary of error corrections

The table below summarizes the computational errors made to the September 14, 2010 8-K and the revised amounts which are included in the recast 10 K included in this Current Report on Form 8 K.

Page Reference	Correction made

Exhibit 99.1 Item 6 Five Year Historical Data Table	The 2009 net income was erroneously shown as ($3,095). The correct amount should have been $3,095. The retrospective adjustment related to the adoption of ASC paragraph 805-10-25-13 results in a final amount of ($188) as reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Funeral Home Segment Table 2009 and 2008	The Operating Earnings and the Earnings before taxes in the 2009 column was erroneously shown as $3,231 and $1,108 respectively. The correct amounts of $3,260 and $1,137 is reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Corporate Segment Table 2009 and 2008	The depreciation expense in the 2008 column was erroneously shown as $1,370. The correct amount of $1,381 is reflected in this Current Report on Form 8-K This subsequently caused a change to the Change ($) column from $1,238 to $1,227 and a change to the Change (%) column from 90.4% to 88.8%.

Additionally, the Selling, cemetery, and general and administrative expense in the 2009 column was erroneously shown as $876. The correct amount of $906 is reflected in this Current Report on Form 8-K. This caused each of the following changes:

•    Operating loss in the 2009 column changed from $28,146 to $28,176.

•    Operating loss in the Change ($) column changed from $4,099 to $4,118.

•    Operating loss in the Change (%) column changed from 17.0% to 17.1%.

•    Losses before taxes in the 2009 column changed from $27,256 to $27,286.

•    Losses before taxes in the Change ($) column changed from $3,209 to $3,228.

•    Losses before taxes in the Change (%) column changed from 13.3% to 13.4%.

Exhibit 99.1 Item 7 Funeral Home Segment Table 2009 and 2008	The revenue year over year change shown in the Change ($) column was erroneously shown as ($627). The correct amount of ($597) is reflected in this Current Report on Form 8-K. The revenue year over year change as shown in the Change (%) column was erroneously shown as -2.6%. The correct amount of -2.5% is reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Corporate Segment Table 2009 and 2008	The gain on acquisitions year over year change shown in the Change ($) column was erroneously shown as $4,435. The correct amount should have been $8,607. The retrospective adjustment related to the adoption of ASC paragraph 805-10-25-13 results in a final amount of $5,419 as reflected in this Current Report on Form 8-K.

Page Reference	Correction made

Exhibit 99.1 Item 7 Segment to GAAP Reconciliation Table 2009 and 2008	The total costs and expenses in the column GAAP Results for the year ended December 31, 2009 was erroneously shown as $160,772. The correct amount of $169,772 is reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Segment to GAAP Reconciliation Table 2009 and 2008	The Operating Profit year over year change shown in the Change in GAAP results column was erroneously shown as $5,919. The correct amount of ($5,919) is reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Segment to GAAP Reconciliation Table 2009 and 2008	The Net Income year over year change shown in the Change in GAAP results column was erroneously shown as ($5,633). The correct amount should have been ($1,461). The retrospective adjustment related to the adoption of ASC paragraph 805-10-25-13 results in a final amount of ($4,744) as reflected in this Current Report on Form 8-K.

Exhibit 99.1 Item 7 Funeral Home Segment Table 2009 and 2008

The depreciation expense in the 2008 column was erroneously shown as $838. The correct amount of $849 is reflected in this Current Report on Form 8-K This subsequently caused a change to the Change ($) column from $452 to $463 and a change to the Change (%) column from 117.1% to 119.9%. This also caused each of the following changes:

•      Operating earnings in the 2008 column changed from $4,060 to $4,048.

•      Operating earnings in the Change ($) column changed from $2,086 to $2,074.

•      Operating earnings in the Change (%) column changed from 105.7% to 105.1%.

•      Earnings before taxes in the 2008 column changed from $1,862 to $1,850.

•      Earnings before taxes in the Change ($) column changed from $503 to $491.

•      Earnings before taxes in the Change (%) column changed from 37.0% to 36.1%.

Exhibit 99.1 Item 8 Statement of Changes in Partners’ Capital	The 2009 net income in the Total column was erroneously shown as ($1,077). The correct amount should have been $3,095. This cross-footing error was isolated to this line. Partners’ capital at December 31, 2009 was correctly shown as $119,420. The retrospective adjustment related to the adoption of ASC paragraph 805-10-25-13 results in a final amount of ($188) as reflected in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and notes thereto recast for the adoption of ASC Paragraph 805-10-25-13 for the fiscal years ended December 31, 2009, 2008, and 2007, and Controls and Procedures (which replaces and supersedes Part II, Item 6, Item 7, Item 8 and Item 9A, respectively, of the Form 8-K filed with the Securities and Exchange Commission on September 14, 2010 which recasted Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 16, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC its general partner

By:	/S/ WILLIAM R. SHANE
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: November 9, 2010

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and notes thereto recast for the adoption of ASC Paragraph 805-10-25-13 for the fiscal years ended December 31, 2009, 2008, and 2007, and Controls and Procedures (which replaces and supersedes Part II Item 6, Item 7, Item 8 and Item 9A, respectively, of the Form 8-K filed with the Securities and Exchange Commission on September 14, 2010 which recasted Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 16, 2010).